UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF
REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-07810

Exact name of registrant as specified in charter:	Delaware Investments® Colorado
Municipal Income Fund, Inc.

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	June 30, 2011

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Investments Colorado Municipal Income Fund, Inc.

June 30, 2011

	Principal
	Amount	Value
Municipal Bonds – 98.66%
Corporate-Backed Revenue Bond – 1.19%
Public Authority for Colorado Energy Natural Gas Revenue Series 2008 6.50% 11/15/38	$750,000	$793,763
		793,763
Education Revenue Bonds – 19.84%
Boulder County Development Revenue (University Corporation for Atmospheric Research)
5.00% 9/1/26 (NATL-RE)	3,000,000	3,002,579
Colorado Educational & Cultural Facilities Authority Revenue
(Bromley Charter School Project) 5.25% 9/15/32 (SGI)	1,000,000	937,340
(Johnson & Wales University Project) Series A 5.00% 4/1/28 (SGI)	3,000,000	2,728,260
(Littleton Charter School Project) 4.375% 1/15/36 (CIFG)	1,200,000	938,928
(Student Housing - Campus Village Apartments) 5.00% 6/1/23	1,065,000	1,108,899
(Student Housing - University of Northern Colorado) Series A 5.00% 7/1/31 (NATL-RE)	2,500,000	2,294,125
Colorado State Board of Governors Revenue (University Enterprise System) Series A 5.00% 3/1/39	700,000	713,573
University of Colorado Enterprise Systems Revenue Series A 5.375% 6/1/38	750,000	782,370
Western State College 5.00% 5/15/34	750,000	759,945
		13,266,019
Electric Revenue Bonds – 7.19%
Colorado Springs Utilities System Improvement Revenue Series C 5.50% 11/15/48	750,000	787,417
Platte River Power Authority Revenue Series HH 5.00% 6/1/28	1,500,000	1,608,809
Puerto Rico Electric Power Authority Revenue
Series TT 5.00% 7/1/37	685,000	637,023
Series WW 5.50% 7/1/38	300,000	299,163
Series XX 5.25% 7/1/40	750,000	719,828
Series ZZ 5.25% 7/1/26	750,000	755,348
		4,807,588
Healthcare Revenue Bonds – 11.60%
Aurora Hospital Revenue (Children’s Hospital Association Project) Series A 5.00% 12/1/40	500,000	465,795
Colorado Health Facilities Authority Revenue
(Catholic Health Initiatives)
Series A 5.00% 7/1/39	750,000	726,930
Series C-1 5.10% 10/1/41 (AGM)	1,000,000	981,020
Series D 6.125% 10/1/28	750,000	825,623
(Evangelical Lutheran Good Samaritan Society)
5.25% 6/1/23	1,000,000	1,014,439
Series A 6.125% 6/1/38	750,000	751,440
(Total Long-Term Care) Series A 6.00% 11/15/30	400,000	395,904
Colorado Springs Hospital Revenue Refunding 6.25% 12/15/33	750,000	794,378
Denver Health & Hospital Authority Revenue (Recovery Zone Facilities) 5.625% 12/1/40	750,000	684,420
University of Colorado Hospital Authority Revenue Series A
5.00% 11/15/37	500,000	438,940
6.00% 11/15/29	650,000	679,068
		7,757,957
Housing Revenue Bonds – 2.65%
Colorado Housing & Finance Authority (Single Family Mortgage - Class 1)
Series A 5.50% 11/1/29 (FHA) (VA) (HUD)	425,000	430,470
Puerto Rico Housing Finance Authority Subordinated-Capital Fund Modernization
5.125% 12/1/27	1,000,000	1,011,020
5.50% 12/1/18	300,000	331,653
		1,773,143
Lease Revenue Bonds – 5.10%
Aurora Certificates of Participation Refunding Series A 5.00% 12/1/30	630,000	648,957
Glendale Certificates Participation 5.00% 12/1/25 (SGI)	1,500,000	1,535,295
•Puerto Rico Public Buildings Authority Revenue (Guaranteed Government Facilities)
Series M-2 5.50% 7/1/35 (AMBAC)	700,000	747,903
Regional Transportation District Certificates of Participation Series A 5.375% 6/1/31	460,000	475,447
		3,407,602
Local General Obligation Bonds – 10.77%
Adams & Arapahoe Counties Joint School District #28J (Aurora) 6.00% 12/1/28	600,000	683,586
Arapahoe County Water & Wastewater Public Improvement District Series A 5.125% 12/1/32 (NATL-RE)	635,000	637,210
Boulder, Larimer & Weld Counties St. Vrain Valley School District No. Re-1J
5.00% 12/15/18	650,000	775,691
5.00% 12/15/33	750,000	787,328
Bowles Metropolitan District 5.00% 12/1/33 (AGM)	2,000,000	2,001,939
Denver City & County (Better Denver & Zoo Projects) Series A 5.00% 8/1/25	650,000	725,355
Denver City & County School District #1 Series A 5.00% 12/1/29	240,000	255,559
Jefferson County School District #R-1 5.25% 12/15/24	750,000	892,305
Sand Creek Metropolitan District Refunding & Improvement 5.00% 12/1/31 (SGI)	500,000	442,370
		7,201,343
§Pre-Refunded Bonds – 15.18%
Colorado Educational & Cultural Facilities Authority
(University of Colorado Foundation Project) 5.00% 7/1/27-12 (AMBAC)	3,900,000	4,077,957
(University of Denver Project) Series B 5.25% 3/1/35-16 (FGIC)	1,000,000	1,187,260

Denver Convention Center Hotel Authority Revenue Senior Lien Series A 5.00% 12/1/33-13 (SGI)	3,000,000	3,296,580
Westminster Building Authority Certificates of Participation 5.25% 12/1/22-11 (NATL-RE)	1,555,000	1,586,940
		10,148,737
Special Tax Revenue Bonds – 11.65%
Denver Convention Center Hotel Authority Revenue Refunding 5.00% 12/1/35 (SGI)	1,575,000	1,281,089
Denver International Business Center Metropolitan District No. 1 5.00% 12/1/30	650,000	593,385
Puerto Rico Highway & Transportation Authority Revenue Series K 5.00% 7/1/30	750,000	699,435
Puerto Rico Sales Tax Financing Revenue First Subordinate
Series A 5.75% 8/1/37	590,000	602,189
Series C 6.00% 8/1/39	500,000	523,850
Regional Transportation District Revenue (Fastracks Project) Series A
4.375% 11/1/31 (AMBAC)	1,250,000	1,223,550
4.50% 11/1/36 (AGM)	3,000,000	2,862,361
		7,785,859
State General Obligation Bonds – 5.57%
Guam Government Series A 7.00% 11/15/39	750,000	773,948
Puerto Rico Commonwealth (Public Improvement)
Series A 5.50% 7/1/19 (NATL-RE)	2,250,000	2,431,979
Series C 6.00% 7/1/39	505,000	515,277
		3,721,204
Transportation Revenue Bonds – 2.59%
Denver City & County Airport System Revenue Series A 5.25% 11/15/36	750,000	762,398
E-470 Public Highway Authority Revenue Series C 5.25% 9/1/25	310,000	291,939
Regional Transportation District Revenue (Denver Transit Partners) 6.00% 1/15/41	675,000	678,719
		1,733,056
Water & Sewer Revenue Bonds – 5.33%
Colorado Water Resources & Power Development Authority Revenue
(Parker Water & Sanitation District) Series D
5.125% 9/1/34 (NATL-RE)	1,500,000	1,460,220
5.25% 9/1/43 (NATL-RE)	2,000,000	1,932,120
Guam Government Waterworks Authority Revenue 5.625% 7/1/40	195,000	174,482
		3,566,822
Total Municipal Bonds (cost $65,864,698)		65,963,093

Total Value of Securities – 98.66%
(cost $65,864,698)		65,963,093
Receivables and Other Assets Net of Liabilities – 1.34%		892,746
Net Assets Applicable to 4,837,100 Shares Outstanding – 100.00%		$66,855,839

•Variable rate security. The rate shown is the rate as of June 30, 2011. Interest rates reset periodically.
§Pre-Refunded bonds. Municipal bonds that are generally backed or secured by U.S. Treasury bonds. For Pre-Refunded bonds, the stated maturity is followed by the year in which the bond is pre-refunded. See Note 3 in "Notes."

Summary of Abbreviations:
AGM – Insured by Assured Guaranty Municipal Corporation
AMBAC – Insured by AMBAC Assurance Corporation
CIFG – Insured by CIFG Assurance North America
FGIC – Insured by Financial Guaranty Insurance Company
FHA – Federal Housing Administration
HUD – Housing and Urban Development Section 8
NATL-RE – Insured by National Public Finance Guarantee Corporation
SGI – Insured by Syncora Guarantee Inc.
VA – Veterans Administration Collateral

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Investments Colorado Municipal Income Fund, Inc. (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Directors (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security.

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (March 31, 2008 – March 31, 2011), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually. The Fund may distribute income dividends and capital gains more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

2. Investments
At June 30, 2011, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At June 30, 2011, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$65,864,698
Aggregate unrealized appreciation	$1,779,660
Aggregate unrealized depreciation	(1,681,265)
Net unrealized appreciation	$98,395

For federal income tax purposes, at March 31, 2011, capital loss carryforwards of $509,083 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3 – inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of June 30, 2011:

Level 2
Municipal Bonds	$65,963,093

There were no unobservable inputs used to value investments at the beginning or end of the period.

During the period ended June 30, 2011, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a material impact to the Fund.

3. Credit and Market Risk
The Fund concentrates its investments in securities issued by Colorado municipalities. The value of these investments may be adversely affected by new legislation within the state, regional or local and national economic conditions and differing levels of supply and demand for municipal bonds. Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Fund. At June 30, 2011, 41% of the Fund’s net assets were insured by bond insurers. These securities have been identified in the schedule of investments.

The Fund may invest a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Rating Group (S&P) and/or Ba or lower by Moody’s Investors Service, Inc. (Moody’s). Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds. Under current federal tax laws and regulations, state and local government borrowers are permitted to refinance outstanding bonds by issuing new bonds. The issuer refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed by the bonds being refinanced. A refunding transaction where the municipal securities are being refunded within 90 days from the issuance of the refunding issue is known as a "current refunding." "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue. In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt securities which are then deposited in an irrevocable escrow account held by an escrow agent to secure all future payments of principal and interest and bond premium of the advance refunded bond. Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for investment sufficient to pay all of the principal and interest on the original interest payment and maturity dates.

Bonds are considered "pre-refunded" when the refunding issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at the time, including any required premium. Bonds become "defeased" when the rights and interests of the bondholders and of their lien on the pledged revenues or other security under the terms of the bond contract are substituted with an alternative source of revenues (the escrow securities) sufficient to meet payments of principal and interest to maturity or to the first call dates. Escrowed secured bonds will often receive a rating of AAA from Moody's, S&P, and/or Fitch Ratings due to the strong credit quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to Delaware Management Company, a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of June 30, 2011, there were no Rule 144A securities and no securities have been determined to be illiquid under the Fund's Liquidity Procedures.

4. Subsequent Events
Management has determined that no material events or transactions occurred subsequent to June 30, 2011 that would require recognition or disclosure in the Fund’s schedule of investments.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: